The Dow Chemical Company and Subsidiaries	EXHIBIT 32(b)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, William H. Weideman, Chief Financial Officer and Executive Vice President of The Dow Chemical Company (the “Company”), certify that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM H. WEIDEMAN
William H. Weideman
Chief Financial Officer and Executive Vice President
April 29, 2014

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